OWENS CORNING®

INNOVATIONS FOR LIVING™

DELIVERING SOLUTIONS | TRANSFORMING MARKETS | ENHANCING LIVES

Owens Corning Investor Day Dave Brown, President and CEO Exhibit 99.1

Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date May 16, 2007, hereof and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our most recent
Form10-K and on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

OWENS CORNING
IS A GLOBAL COMPANY WHERE
MARKET-LEADING BUSINESSES ARE BUILT
▪ Customers prosper
▪ Employees grow
▪ Investors win
OUR PURPOSE
DELIVERING SOLUTIONS | TRANSFORMING MARKETS | ENHANCING LIVES
OUR STANDS
Our Commitment to SAFETY is Unconditional
OC is an Enterprise of Extraordinary TALENT
OC is WASTE FREE
OUR VALUES
INTEGRITY | RESPECT | ACCOUNTABILITY | FUN | SHARING | CANDOR | INNOVATION
OUR FOUNDATION
One Company

3 The Foundation for Today’s Discussion • “The Owens Corning House”

4 The Foundation for Today’s Discussion • “The Owens Corning House” • Build awareness of Owens Corning and our business segments

5 The Foundation for Today’s Discussion • “The Owens Corning House” • Build awareness of Owens Corning and our business segments • Introduce you to the leaders of Owens Corning

The Foundation for Today’s Discussion
• “The Owens Corning House”
• Build awareness of Owens Corning and our business
segments
• Introduce you to the leaders of Owens Corning
•
Inform, while learning from you

7 Owens Corning At A Glance • Founded in 1938, an industry leader in glass fiber insulation, roofing and asphalt, and glass fiber composite solutions

OWENS CORNING®
INNOVATIONS FOR LIVING™

1,256.78
3,425.67

8 Owens Corning At A Glance • Founded in 1938, an industry leader in glass fiber insulation, roofing and asphalt, and glass fiber composite solutions • Sales: $6.5 billion

Owens Corning At A Glance
• Founded in 1938, an industry leader in
glass fiber insulation, roofing and asphalt,
and glass fiber composite solutions
• Sales: $6.5 billion
•
18,500 employees in 26 countries

OWENS CORNING
INNOVATIONS FOR LIVING™

Stock Quote Chart

Owens Corning At A Glance
• Founded in 1938, an industry leader in
glass fiber insulation, roofing and asphalt,
and glass fiber composite solutions
• Sales: $6.5 billion
• 18,500 employees in 26 countries
•
Market capitalization: $4.2 billion

OWENS CORNING

INNOVATIONS FOR LIVING™

137,000
140,000
89,678
117,451
74,637
70,400
84,015
104,891
61,777

Owens Corning At A Glance
• Founded in 1938, an industry leader in
glass fiber insulation, roofing and asphalt,
and glass fiber composite solutions
• Sales: $6.5 billion
• 18,500 employees in 26 countries
• Market capitalization: $4.2 billion
•
Diluted shares outstanding:
131.1 million

Owens Corning At A Glance
• Founded in 1938, an industry leader in
glass fiber insulation, roofing and asphalt,
and glass fiber composite solutions
• Sales: $6.5 billion
• 18,500 employees in 26 countries
• Market capitalization: $4.2 billion
• Diluted shares outstanding: 131.1 million
•
Senior debt ratings: Baa3/BBB-

Owens Corning At A Glance
• Founded in 1938, an industry leader in
glass fiber insulation, roofing and asphalt,
and glass fiber composite solutions
• Sales: $6.5 billion
• 18,500 employees in 26 countries
• Market capitalization: $4.2 billion
• Diluted shares outstanding: 131.1 million
• Senior debt ratings: Baa3/BBB-
•
A Most Admired Company in
FORTUNE magazine’s buildings
materials – glass category for 2007

Owens Corning At A Glance
• Founded in 1938, an industry leader in
glass fiber insulation, roofing and asphalt,
and glass fiber composite solutions
• Sales: $6.5 billion
• 18,500 employees in 26 countries
• Market capitalization: $4.2 billion
• Diluted shares outstanding: 131.1 million
• Senior debt ratings: Baa3/BBB-
• A Most Admired Company in FORTUNE
magazine’s buildings materials – glass
category for 2007
•
FORTUNE 500 company for 53 years

OWENS CORNING ®
INNOVATIONS FOR LIVING™

OWENS CORNING ®
INNOVATIONS FOR LIVING™

Owens Corning Highlights
•
Market leader
•
Long-standing, successful
customer relationships
•
Multiple channels to diverse
end markets
•
Strong financial position and
cash-flow generation
•
Cost-competitive asset base
•
Management team with a
proven record
•
Strong and recognizable
brand equity

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING® CULTURED STONE®
The Preferred Name In Stone™

OWENS CORNING® Trumbull®
INNOVATIONS FOR LIVING™

OWENS CORNING® BASEMENT FINISHING SYSTEM™
NOBODY KNOWS BASEMENTS BETTER™

Market Leadership &
Strong Brand Equity
Leading North American
Market Positions
•
Residential Insulation
•
Commercial & Industrial
Insulation
•
Manufactured Stone Veneer
•
Residential Shingles
•
Roofing Asphalts
Global Leader
•
Glass Fiber Reinforcement
Materials for Composites

Balanced Portfolio of Varied
End-Use Markets
International 12%
U.S. & Canada
Commercial
& Industrial 18%
U.S. & Canada
Residential Repair &
Remodeling 34%
U.S. & Canada
Residential
Construction 36%
Source: Management Estimates
Revenue by End Market
2006 Revenue: $6.5 billion

Business Segment Overview
(1) Percentages by segment based on revenue of $6.6B before corporate eliminations
(2) Percentages based on segment results before Chapter 11-related reorganization Items, asbestos litigation, restructuring costs and other credits, impact of Fresh
Start Accounting, general corporate expenses, interest expense, gain on settlement of liabilities subject to compromise and Fresh Start Accounting adjustments
2006 Income Before Income
Tax Expense: $711 million
(2)
Insulating
Systems
32%
Roofing &
Asphalt
26%
Composite
Solutions
23%
Other Building
Materials & Services
19%
Insulating
Systems
66%
Roofing &
Asphalt
10%
Composite
Solutions
22%
Other Building
Materials & Services
2%
2006 Revenue:
$6.5 billion
(1)

OWENS CORNING ®
INNOVATIONS FOR LIVING™

OWENS CORNING ®
INNOVATIONS FOR LIVING™

19
A Global Company Where Market-Leading
Businesses Are Built
Diversified Business
Mix
Strong Corporate
Governance
Experienced
Management Team
Engaged and
Committed Workforce
Focus on Strong
Financial Performance
(Cash generation, taxes, pension &
product liability)
Unsurpassed Brand
Strength
Leading Market
Share Positions
Diversified End
Markets

20
Experienced Operating Team
• Dave Brown
President & Chief Executive Officer
29 Years of Service
• Mike Thaman
Chairman & Chief Financial Officer
15 Years of Service
• Joseph High
Senior Vice President, Human Resources
3 Years of Service
• David Johns
Senior Vice President, CIO
& Chief Supply Chain Officer
12 Years of Service
• Steve Krull
Senior Vice President,
General Counsel & Secretary
11 Years of Service
• Sheree Bargabos
President, Roofing and Asphalt
29 Years of Service
• Brian Chambers
President, Siding Solutions
6 Years of Service
• Chuck Dana
President, Composite Solutions
11 Years of Service
• Roy Dean
President, Insulating Systems
26 Years of Service
• Bill LeBaron
President, Construction Services
1 Year of Service
• Chuck Stein
President, Cultured Stone®
10 Years of Service
• Frank O'Brien-Bernini
Vice President, Chief Research &
Development and Sustainability Officer
24 Years of Service

Owens Corning Investor Day
Let’s Get Started…
THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn-Mayer Studios Inc.
All Rights Reserved. The color PINK is a registered trademark of Owens Corning.
© 2007 Owens Corning

Owens Corning Investor Day Composite Solutions Chuck Dana President, Composite Solutions

2
Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date May 16, 2007, hereof and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our most recent
Form10-K and on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

3
What is a “Composite”?
•
An engineered material system…
•
combining reinforcement fibers…
– glass, carbon, aramid
•
with another material…
– e.g., thermoset or thermoplastic resins, gypsum, ceramic
•
resulting in unique, high performance
attributes…
– strong, durable, lightweight, non-corrosive, design flexibility
•
used to replace traditional materials
– steel, wood, concrete, aluminum
Today, 95% of composite materials use glass reinforcement fibers

4
Owens Corning in Composites
•
Commercialized glass fibers in 1938
•
Pioneered the use of glass as a
reinforcement in composites
•
Instrumental in converting applications
to composites
•
Continues our legacy of innovation and
transformation today
Owens Corning is the leading global supplier of
glass reinforcements to the composites industry

5
Owens Corning is the Global Leader
in Glass Fiber Reinforcements
Source: U.S. Fiber Economic Bureau, APFE, Owens Corning Global Industry Database
We are
We are
Number One
Number One
In Share Around
In Share Around
The World
The World

6 Manufacturing Glass Reinforcements Batch House Raw Materials Furnace Channel Forehearth Forming, Coating & Winding Bushing

7 Making a Glass Fiber Glass fiber flowing through a bushing The heart and soul of our technology

We Create Products for Customers in Numerous Markets Chopped Fibers Chopped Fibers Fabrics Fabrics Continuous Fibers Continuous Fibers Mats Mats

OC ® Chopped Fibers Primary Markets • Transportation • Automotive • Electronics • Appliances

10 OC ® Continuous Fibers Primary Markets • Infrastructure • Fabrics

OWENS CORNING®
INNOVATIONS FOR LIVING™

NORDICA
21
EMMENTAL SWITZERLAND
DESENTE
ROSSIGNOL
ROSSIGNOL

11 OC ® Fabrics Primary Markets • Energy • Defense • Aerospace • Recreational

OWENS CORNING ®

INNOVATIONS FOR LIVING™

Georgia-Pacific
DensArmor Plus
Paperless Interior Drywall
STOP FEEDING MOLD
with DensArmor Plus
Paperless
Moisture
and Mold
Drywall Sin Papel
Resistente a la
humedad y al Moho
No Alimente el Moho
use DensArmor Plus

OC ® Mats Primary Market • Construction

13 A World of Opportunities for Composites Source: E-Composites, Owens Corning Steel Wood Plastics Aluminum Composites 1.5% Global Materials Market by Volume

14
Global Demand
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
A Fast Growing Business Environment
Driven by key macro trends:
•
Globalization/emerging
economies
•
Green solutions
•
Energy consumption
•
Style/functionality
5%
CAGR
Source: U.S. Fiber Economic Bureau, APFE, Owens Corning Global Industry Database
Growing

15 Composite Materials is an Attractive Industry There has never been a more exciting time to be in composites Unique Attributes Fast Growing and Global Diverse Markets and Applications

16
Composite Materials Have Unique Attributes
That Align To The Current Market Needs
High Strength
Lightweight
Durable Design Flexibility
Power pole
installation with
out cranes
Sulfuric acid
flue gas
scrubber
Injection molded
part replaces 23
welded steel
parts
Composites provide solutions to meet the needs of the materials market
Advantex
®
Formulation
Concrete 31.7x stronger
Steel 8.3x stronger
Wood
3.4x stronger
Aluminum
2.8x stronger
Pound for pound, glass reinforced
composites has a higher tensile strength
than traditional materials

17
Diverse Industry Markets
Key drivers in major markets:
•
Low cost, lightweight transportation
•
High strength and durable
infrastructure
•
Affordable and renewable energy
•
Smaller, more functional electronics
•
Aesthetically pleasing,
low-maintenance housing
Source: Owens Corning 2005 Global Market Analysis
Infrastructure
13%
Consumer
14%
Electronics
11%
Transportation
11%
Marine
5%
Aerospace
& Defense
2%
Construction
24%
Automotive
20%
Global Composites Markets

OWENS CORNING
INNOVATIONS FOR LIVING™

GP Georgia-Pacific

GE Plastics

exel

Therma-Tru
Entry & Patio Door Systems

TENNECO

HEXCEL

BASF
The Chemical Company

FORTUNE BRANDS

DSM

ASHLAND

18 Large, Stable Companies Are a Major Part of Our Customer Base in the Composites Value Chain

19
Growth Rates
2003-2007
A Global Market Base
Composite Consumption
per capita
• North America: 12.3 kg
• Western Europe: 6.5 kg
• Japan: 6.3 kg
• Rest of world: 1.7 kg
Source: Owens Corning 2005 Global Market Analysis, 2007 Industry Structure Database;
U.S. Fiber Economic Bureau; APFE, Global Insight 1Q World Overview 2007
Asia
28%
Americas
40%
Europe
32%
•
Americas 7%
•
Europe 7%
•
Asia 14%

20
It Is An Exciting Time for Owens Corning’s
Composite Solutions Business (CSB)
•
Global revenues of $1.6 billion
•
Growing at a CAGR of 7%
•
Market leading supplier of glass
reinforcements, fabrics and mats
•
More than 2,000 customers
•
More than 40% of sales outside U.S.
Source: 2006 Owens Corning CSB Sales to External Customers
29 plants and 5,000 people serving customers in more than 75 countries

World Headquarters
Research & Development
Application Development Center
Joint Venture
Automotive (W=Warehouse)
Fabwel (W=Warehouse)
MAT (W=Warehouse)
Veil (W=Warehouse)
Reinforcements
Fabrications
Offices

21 A World View of CSB

22
Strategic Themes
CSB’s Strategy
Key Actions
•
Manage a global business
regionally
•
Drive returns on existing
assets
•
Increase supply from
emerging countries
•
Grow through innovation
•
Close to customers
•
Asahi acquisition in Japan
•
Saint Gobain JV in Mexico
•
25% increase in plant
throughput since 2002
•
Focus on Mexico, Brazil & India
•
Opportunity in China & Russia
•
Coated veil mat for buildings
•
HiPer-tex™ for wind energy/armor
•
Silentex™ for automotive

23
Composite Solutions
2006 Revenue by End Market
U.S. & Canada
Commercial
& Industrial
36%
U.S. & Canada
Residential Repair
& Remodeling
13%
U.S. & Canada
New Residential
Construction
4%
International
47%
1,250
1,300
1,350
1,400
1,450
1,500
1,550
1,600
1,650
2004 2005 2006 LTM-
3/31/07
0%
4%
8%
12%
Financial Performance ($MM)
Sales
EBIT Margin
*Excludes gains from the sale of metal ($37 million LTM, $45 million in 2006, $7 million in 2005), Source: Owens Corning 2006 10K and 2007 10Q1

24
Productivity Has Offset
Inflationary Pressure
Source: Owens Corning CSB 2006 Global Cost Report
Productivity
2006 2005
$MM Inflation
Improvements in productivity have offset inflation
for the past two years
$0
$10
$20
$30
$40
$50

OWENS CORNING®

INNOVATIONS FOR LIVING™

GP
Georgia-Pacific
DensArmor Plus®
Paperless Interior Drywall
Paperless
Moisture
and Mold
Resistant Drywall
STOP FEEDING MOLD™
with DensArmor Plus™
www.DensArmorPlus.com
Information HotLine:
800-225-6119
1/2" x 4' x 8'

25
Opportunity: Gypsum Wallboard
•
Owens Corning has partnered with Georgia-Pacific to
develop mold-resistant interior and exterior wallboard
•
The U.S. drywall market is $6 billion with this product
only penetrating 1% of the market
Atlantic Station Project (Atlanta)
Source: Freedonia, 2004

70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
MW
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016

Opportunity: Renewable Energy
Wind Energy
• Wind energy accounts for less than
1% of the world’s electricity
• $150 million of glass fibers in 2007
• Wind energy expected to grow an
average 16% annually over next
decade
16%
CAGR
Source: BTM World Market Update 2006
Growth in Wind Energy
New Megawatt (MW) Installations

27
Adapting to Industry Challenges
Challenges Our Solution
Chinese Competition Expanding emerging country
supply
Market leading products
Innovation
Inflation Advantex
®
formulation
Advanced glass melting
technology
Capital Efficiency Leveraging existing assets

28 Composite Materials is an Attractive Industry There has never been a more exciting time to be in composites Unique Attributes Fast Growing and Global Diverse Markets and Applications

29 OCV Update

Questions & Discussion THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved. The color PINK is a registered trademark of Owens Corning. ©2007 Owens Corning

Owens Corning Investor Day Insulating Systems Roy Dean President, Insulating Systems

2
Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date May 16, 2007, hereof and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our most recent
Form10-K and on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

3 Energy Efficiency: A never-ending concern, a never-ending opportunity • Worries of World War II • Owens Corning successfully commercializes the fiber glass process and opens for business

4 • Worries about the Oil Embargo • Owens Corning begins expanding nationally… insulation is cheaper than oil Energy Efficiency: A never-ending concern, a never-ending opportunity

OWENS CORNING®
INNOVATIONS FOR LIVING™

1938

1973

1990

5
Energy Efficiency:
A never-ending concern, a never-ending opportunity
• Fears of political instability when Iraq invades Kuwait
• Owens Corning continues to expand and innovate to meet
ever increasing customer needs

6
Energy Efficiency:
A never-ending concern, a never-ending opportunity
• Collective fears about energy security, depleting resources, carbon emissions and climate change from a “whisper” to
“every day news”

OWENS CORNING
INNOVATIONS FOR LIVING™

1938
1973
1990
2007

7 Total U.S. Energy Use* Buildings are the #1 user of energy in the U.S. Homes and Commercial Buildings 39% Industry 33% Transportation 28% *Source: Department of Energy

8
Insulation Has Never Been More Relevant
•
“Checking home insulation is one of
the fastest and most cost-efficient
ways to use a whole-house approach
to reduce energy waste and make the
most of energy dollars.”
–
U.S. Department of Energy, 2005
•
“Insulation is the single most
cost-effective greenhouse gas
abatement measure.”
–
McKinsey & Company Report on
Greenhouse Gas Reduction, 2007

9
How Our Products are Used in the Home
Insulation in existing homes saves 48% of the energy that
otherwise would have been consumed
Attic/Flat Ceilings
Cathedral
Ceilings
Interior/
Exterior
Walls
Ductwork
Rigid Foam
Insulated
Concrete Forms
Under Floor
Water Resistant
Membrane
Foam Sheathing
House Wrap

10
How Our Products are Used Commercially
Insulation in existing commercial buildings saves at least
30% of the total U.S. commercial energy consumption
Insulation for Noise Control
And Thermal Protection in
Interior & Exterior Walls
Owens Corning
Duct Solutions
Pipe
Insulation
Metal Building
Insulation
Foam
Sheathing

11
How Our Products are Used
Oven Door
Insulation
Oven Cavity
Insulation
Oven Bottom
Insulation
Duct Board*
Fiberglass Duct Systems alone,
are estimated to be 75% more energy efficient than
uninsulated unsealed sheet metal ducts.
Pipe Insulation

12
The Markets We Serve
2006 Insulating Systems
Revenue by End Market
U.S. & Canada
New Residential
Construction
60%
U.S. & Canada
Repair & Remodeling
13%
U.S. & Canada
Commercial & Industrial
19%
International
8%
Owens Corning has majority share of the
North American fiberglass insulation market

OWENS CORNING
INNOVATIONS FOR LIVING™

THE HOME DEPOT

LOWE'S
Improving Home Improvement

MENARDS

84 LUMBER

CARTER Lumber

THE YARD

MASCO

UNITED SUBCONTRACTORS USI

HUTTIG BUILDING PRODUCTS
Constructive Solutions Since 1885

PRIMESOURCE BUILDING PRODUCTS, INC.

FERGUSON
a WOLSELEY company

WATSCO, INC.

ALLIED

13 Our Customers and Our Channels L&W Supply Retail/Big Box Pro-Dealers Contractors Distributors Commercial Distributors United Subcontractor Inc.

Batch
Furnace
Forehearth
Fiberizing machines
Collection chamber
Curing oven
Chopper
Packaging

14 The Glass Insulation Manufacturing Process

Glass Manufacturing
Foam Insulation
Fabrication
Licensees

15 Our Global Business Platform 5,400 Employees 29 Manufacturing Facilities

16
Insulating Systems Business Team
•
President 26 years
•
VP & GM Residential Insulation  20 years
•
VP & GM Commercial & Industrial 18 years
•
GM Foam  11 years
•
VP Sales National Accounts  31 years
•
VP Manufacturing  28 years
•
VP Technology  14 years
•
VP Latin America  10 years
•
VP Asia Pacific  29 years

17 Insulating Systems Financial Overview Sales EBIT% 500 1,000 1,500 2,000 $2,500 2003 2004 2005 2006 LTM- 3/31/07 0% 5% 10% 15% 20% 25%

18 Strategies for Success • Leading through the cycle • Grow the North American market • Global expansion

Strategies for Success
•
Leading through the cycle
– Responsive capacity management
• Delay greenfield construction
• Shutter high-cost capacity
• Extend maintenance downtimes
• Reduce production rates
– Focus on operational execution
• Optimize logistics
• Manage working capital
• Adjust overhead and capital spending rates

Strategies for Success
•
Grow the North American market
– 55 percent of attics in existing homes in the U.S. are
under insulated* (69MM)
– 90 percent of consumers will pay up to $5,000 for a
more energy efficient home
†
– 98 percent of consumers want to reduce America’s
dependence on foreign oil
‡
– 71 percent of homeowners say they would be
interested in noise-control products if they were
offered by a builder**
*International Energy Conservation Code
†
American Institute of Architects, 2006, www.aia.org
‡
OC Omnibus, 2006, www.owenscorning.com
** TNS-Global Noise Reduction Market Understanding Study,
January 2005

Strategies for Success
•
Grow the North American market
– Focus on thermal upgrades in new and existing homes
• Drive new construction upgrades
• Grow retrofit opportunities
• Accelerate building code upgrades and compliance
• Promote U.S. Energy Policy Act and enhance green
marketing initiatives
– Drive noise control solutions for interior walls
– Grow an emerging Mexican residential market

OWENS CORNING ®

INNOVATIONS FOR LIVING™

AttiCat
AttiCat
EXPANDING BLOWN-IN
18X
AttiCat
EXPANDING BLOWN-IN
18X
65 R30
75 R25
106 R19

A Never-Ending Opportunity
Opportunities for the AttiCat
™ System
• 55% of attics in existing homes in the U.S. are
under insulated* (69MM)
• The most cost-effective way to enhance energy
efficiency is to insulate the attic
• Lightweight and consumer friendly
*According to the International Energy Conservation Code

Strategies for Success
•
Grow the North American market
– Focus on thermal upgrades in new and existing homes
• Drive new construction thermal upgrades
• Grow retrofit opportunities
• Accelerate building code upgrades and compliance
• Promote US Energy Policy Act and enhance green
marketing initiatives
– Drive noise control solutions for interior walls
– Grow an emerging Mexican residential market

Strategies for Success
•
Global expansion
– Grow our existing footprint with product innovations
• Extend core product penetration
• Customize products to meet regional needs
– Expand presence in emerging markets
• Greenfield
• Mergers and Acquisitions
• Joint Ventures

Engineered Exterior Solution for the China
Market
• FEWEIS (Foam Exterior Wall Exterior Insulation
System) combines foam, scrim and exterior
surface material
• Provides thermal and aesthetic benefits

Strategies for Success
•
Global expansion
– Grow our existing footprint with product innovations
• Extend core product penetration
• Customize products to meet regional needs
– Expand presence in emerging markets
• Greenfield
• Mergers and Acquisitions
• Joint Ventures

THE PINK PANTHER™ & © 1964-2007
Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved.
The color PINK is a registered trademark of Owens
Corning. ©2007 Owens Corning
A Never Ending Opportunity
•
Winning customers
•
Powerful brand
•
Innovative products
•
Talented team
•
Great business

Questions & Discussion THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved. The color PINK is a registered trademark of Owens Corning. ©2007 Owens Corning

Owens Corning Investor Day Building the Owens Corning Brand Christian Nolte Strategic Marketing Director

2
Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date May 16, 2007, hereof and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our most recent
Form10-K and on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

3 The Owens Corning Brand is Most Recognized

4 We’re the #1 Recognized Brand of Shingles in America

OWENS CORNING ®
INNOVATIONS FOR LIVING™

Trumbull
Type
3
TruLo
LESS
FUMES
LESS
ODOR

5 We’re the #1 Recognized Brand in Asphalt

OWENS CORNING
INNOVATIONS FOR LIVING™

NOBODY KNOWS BASEMENTS BETTER™
BASEMENT

6 Nobody Knows Basements Better™ *drywall not included

7 We’re the Preferred Name in Manufactured Stone Veneer

8 We’re the #1 Brand of Commercial and Industrial Insulation

9 We’re the #1 Brand of Residential Insulation

10 Owens Corning brand essence • Energy • Comfort • Aesthetics Owens Corning brand reputation • Known and trusted • Innovation • Education around energy efficiency The Owens Corning Brand Today

11 An Industry is Born

OWENS CORNING®

INNOVATIONS FOR LIVING™

PINK
1950
WALL

12 The Power of PINK Emerges

13 The Evolution of Our Leadership Around Energy Efficiency

14 Video

15 Video

INNOVATIONS FOR LIVING™

Owens-Corning
Fiberglas
Insulation

Buy a Bunch...
Sell a Bundle.
Pink Sale Activity Summary
Offer: National February Pink Sale
Timing: February 2 — February 14
To Participate: Agree to put Pink on Sale
National Advertising: Network TV
Consumer Magazines
Merchandising: Free Promotion Materials
Action: Buy A Bunch, Sell A Bundle
Printed in U.S.A., November 1980
Owens-Corning
FIBERGLAS

80

16 The Pink Panther™ and PINK Join Forces

17 Video

18 Video

OWENS CORNING ®

INNOVATIONS FOR LIVING™

1990
THERMAPINK
THERMAPINK

19 Our Aesthetic Story Broadens

OWENS CORNING®
INNOVATIONS FOR LIVING™

INNOVATIONS FOR LIVING™
Save Energy & Earn a 10% Tax Credit!
IMPROVE
Pink is Green
内外兼修，
构筑您至尊的生活空间
OWENS CORNING
欧文斯科宁
KNOWS BASEMENTS BETTER™
Finally. A sunroom that feels like a room.
SunSuite
2007

20 Our Energy Efficiency Positioning Takes Center Stage

21 Warren McGrew, Academy Roofing, Atlanta • Brand sells itself • Consumers know Owens Corning • With Owens Corning, Academy gets the job The Owens Corning Brand: Driving Customer Value

22
The Owens Corning Brand:
Driving Customer Value
Dan Bawabe, Bay State, Boston
• Owens Corning brand builds confidence
with consumers
– It’s a name they know and trust
• Make more money by reducing marketing
costs and increasing response rates
Gary Fanelli, Basement Finishing
System of Pennsylvania, Mt. Carmel
• Owens Corning name gets immediate
response
• Sales are 3-to-4 times higher

INNOVATIONS FOR LIVING™

BRANDWEEK

Wednesday, May 9,

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Pink goes Green

Owens-Corning will relink to MGM's Pink Panther as the classic cartoon cat renews global ad icon duties for 15 years with a broader brand alliance. The deal is estimated at more than $10 million. Pink won't only serve as stand-in for the signature pink insulation, he'll grace all home and commercial building products, from basement to roofing supplies, and all communications to trade clients and consumers. "He's everywhere we are," said Christian Nolte, director of strategic marketing at Owens-Corning, Toledo, Ohio.

Owens-Corning spent $11 million on TV ads last year, per Nielsen Monitor-Plus, which should rise as retailers kick in co-op funds. Pink has been synonymous with OC insulation for 25 years, but no long-term deal was ever signed. Pink will go "green" as part of OC's energy conservation positioning. "Our character is smart and savvy," said Travis Rutherford, evp-MGM Consumer Products. "Why wouldn't he be smart about efficiency?"

23 The Pink Panther™ Re-signs Pink Panther™ contract extended to 2021 • Global • Endearing • 94% of Americans ages 39-49 are familiar

OWENS CORNING®

INNOVATIONS FOR LIVING™

CULTURED STONE VENEER. MORE COLORS. MORE TEXTURES. MORE POSSIBILITIES.
CULTURED STONE®

"I knew Cultured Stone® gave me an edge in selling homes. But I was surprised how big an edge."
CULTURED STONE®
The Preferred Name In Stone®

24 Invigorating Our Brand Before After

OWENS CORNING
INNOVATIONS FOR LIVING™

OAKRIDGE PRO® SERIES SHINGLES

New!
Duration Series Shingles

25 Before After Improving the Homeowner Shopping Experience

OWENS CORNING ®
INNOVATIONS FOR LIVING™

Strength, Beauty and Style under one roof.
Roofing Center
Roofing Center
The Perfect Roof For Your Home.
Take home a sample and see for yourself!
Just bring it to the service desk to check out.

26
• Simplifies shingle selection
process by reducing error and
increasing comfort level
• Presents materials in an
inviting way by highlighting
performance and aesthetic
features
• Builds consumer confidence
that they have the right
products
Improving the Homeowner
Shopping Experience

Getting energy smart

City unveils ambitious green goals

BRIAN WHITWHAM

GUELPH (Apr 24, 2007)

Guelph could end up using less energy in 2031 than it does now -- even with an expected influx of 65,000 people -- according to an ambitious plan unveiled last night at city hall.

City council unanimously endorsed a sweeping multi-faceted strategy that aims to change how the city manages water, electricity, fuel and growth. The "community energy plan," which has been more than three years in the making, calls for a reduction in Guelph's annual greenhouse gas emissions from the current estimated 16 tonnes per person to about seven by 2031.

Peter Garforth, an Ohio-based energy consultant who presented the plan last night, said the strategy would put Guelph on the cutting edge for North America.

"These are challenging but perfectly realistic goals," Garforth said at city hall. "The bottom line is that the city, the (hydro) utility . . . the banks, the developers, the commercial property operators, the residents all will walk away with a better way of life, better economics and a lower (energy) footprint.

"The city cannot only be a role model for Canada but a role model for the world."

By 2031, Guelph's population is expected to grow to 180,000 from about 115,000 today. Garforth said the community energy plan will allow the city to accommodate that without increasing its need for energy.

The plan sets ambitious targets, many of which focus on homes, buildings and transportation. Garforth said the community team that created the plan examined places such as Copenhagen, Denmark, and Mannheim, Germany, to adopt some of their best practices.

According to the strategy:

ENERGY — Generate 25 per cent of Guelph's energy from locally created renewable reso[urces] within 15 years

HOUSING — Provide power to 20,000 additional homes in the city without increasing Guelph's energy need

POWER — Slash summer electricity use

There's a monster in your house.
It eats energy. And it's very hungry.
It's your old duct system.
1-800-GET-PINK
DUCT SOLUTIONS
INSULATION
ROOFING

That was then.
PROPINK R-13
PROPINK R-19
This is now.
FASTBATT R-15
FASTBATT R-21
The maximum insulation is now more affordable than ever.
www.owenscorning.com
1-800-GET-PINK

27 Changing the Conversation • Community-by-community • House-by-house

28 Responding to Trends

29 Responding to Trends

Create an Outdoor Living Space in Your Own Backyard

(ARA) - Today, almost everything you do inside your home is coming outdoors. From showers to kitchen sinks and everything in between, today's homeowners are utilizing the backyard to get more life out of their homes.

In fact, Americans spent nearly $150 billion on home remodeling in 2005 and according to the U.S. Census Bureau, one-third of those dollars went towards ...or living areas. In 2006, almost two-thirds of architects saw a dramatic ...se in outdoor living spaces which encompasses such things as decks, patios, ...utdoor kitchens.

...rse grilling outdoors has always been a favorite pastime, but with the creation ...oor kitchens, the backyard barbecue has a new gourmet twist. These second ...s allow for a different kind of cooking and dining experience.

...s not just about a different way to cook, it's a lifestyle. Some homeowners ...o install an outdoor fireplace or firepit for the focal point and surrounded it ...ches and chaise lounges for comfy conversation areas, taking entertaining to ...new level.

...our new features the appearance that they've always been a part of your ...ng, you'll want surround them in manufactured stone veneer. Few building ...create as great warmth and appeal than stone and brands like Cultured ...anufactured stone from Owens Corning provide a great deal of ...ness for the dollar.

... material's many benefits, it looks and performs like natural stone but is ...pensive and easier to install. Cultured Stone® veneers are available in ...00 different colors and more than 21 different textures to help add value ...r to a project.

...ted on Your Outdoor Room

...er an outdoor room is about creating an area that meets your idea of ...elaxation. The Hearth Patio & Barbecue Association offers these simple ...create the perfect outdoor room:

...as about how the space will be used in all of its applications, from ... relaxing.

... list. Find magazine and newspaper articles for information on ...paces. Clip pictures and put them into a notebook.

...ome's style. Bring the indoor style outside, so the home's décor has ...re products available for every taste and style.

...h a pro. Visit a specialty retailer who sells hearth, barbecue and ...ke the notebook and wish list so they can see your plan and style. ...ertise and products, a specialty retailer can offer key insights about ...n a particular area and what works best in a certain climate.

30 Responding to Trends

31 Owens Corning is Everywhere • Product placement • Email marketing • POD casts • VOD casts • Social media

OWENS CORNING

INNOVATIONS FOR LIVING™

THE PINK PANTHER® ENERGY BLOG
Keeping a Paw on the Pulse of Energy Conservation
INNOVATIONS FOR LIVING™
Recent Posts
Archives
WindBlade Technology Blog
What are the most popular videos...
TODAY? THIS WEEK? THIS MONTH?
Just follow the little red dots!
Meet the Monster in Your Basement
YouTube
Broadcast Yourself™
Videos
Categories
Channels
Community

32 Owens Corning is Everywhere • Product placement • Email marketing • POD casts • VOD casts • Social media

Questions & Discussion THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved. The color PINK is a registered trademark of Owens Corning. ©2007 Owens Corning

Owens Corning Investor Day Roofing & Asphalt Sheree Bargabos President, Roofing and Asphalt

2
Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date May 16, 2007, hereof and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our most recent
Form10-K and on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

OWENS CORNING®
INNOVATIONS FOR LIVING™

SureNail® Technology

Trumbull
Type 3
Perma Mop
Trumbull
Type 3

3
A History of Innovation
• 1947 – Developed fiber glass shingle - lower cost,
higher performing, Class A fire-rated
versus organic
• 1959 – Began commercial production
• 1977 – Acquired Fry Roofing Company/
Trumbull
®
Asphalt subsidiary
– National producer
– Converted the industry to Fiberglas
®
mat shingles

4 We’re the #1 Recognized Brand of Shingles in America Source: Study conducted by MAI Research, 2006

We’re the #1 Recognized Brand in Processed Asphalt Source: Asphalt Institute Data and Management Estimates

6
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
Installed Cost of a Roof
Asphalt Metal Tile
Steep Slope Roofing
Asphalt Shingle
Tile
Concrete
Slate
Wood
Metal
Asphalt Shingles are the product of choice
(1) The Freedonia Group, Inc.
(2) Owens Corning Management Estimate
(2)
$8 Billion Market
(1)

7
• $6 billion+ market
• 80% reroof and 20% new construction
• Market growth primarily driven by aging
of existing housing stock
• Market volatility driven by storm activity
and fluctuations in new construction
• Eight producers with 50+ roofing plants
and varying degrees of vertical
integration
• Top 3 producers have approximately
80% market share
Asphalt Shingle Industry
Aesthetics, performance and cost drive value

8
Asphalt Shingle Market Demand
Market Size (Million Squares)
(1) Based on Owens Corning management estimates and ARMA data
Trend line growth of 2%
144
137
144
143
136
143
145
154
161
173
155
140
149
154
157
50
100
150
200
40%
50%
60%
70%
80%
90%
100%
110%

9
Asphalt Shingle Product Trend
Aesthetics and performance are driving the
upgrade to premium asphalt shingles
0
20
40
60
80
100
120
140
160
180
200
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E
HVY LAMS LAMINATES STRIP
Market Size (Million Squares)

10 Materials are the primary cost components Asphalt Shingle Cost Drivers Mineral surface granules Fiberglas ® mat Backdusting Headlap & Weathering-grade filled asphalt

11
• Asphalt is a refining byproduct
• Approximately 3% of a barrel of
oil is asphalt
• Paving represents 74% of all
asphalt sold
• OC Trumbull
®
is the market
leader in processed asphalts
• Products include coatings for
shingles, bulk and packaged
asphalt for commercial roofs, and
industrial and specialty asphalts
Asphalt Industry Overview
(1) Based on Freedonia, Asphalt Institute and internal Owens Corning estimates
Asphalt Market
(1)
Paving 74%
Emulsions
8%
Oxidized/Processed
18%
2005
$11 billion market

12 Our Markets 2006 R&A Revenue by End Market U.S. & Canada Commercial & Industrial 11% U.S. & Canada New Residential Construction 25% U.S. & Canada Residential Repair & Remodeling 64%

OWENS CORNING®
INNOVATIONS FOR LIVING™

ABC Supply Co. inc.

PRIMESOURCE BUILDING PRODUCTS, INC.

LOWE'S
Let's Build Something Together™

MENARDS®

Bradco Supply

ALLIED®

RSG ROOFING SUPPLY GROUP

84 LUMBER

CARTER Lumber THE YARD

Beacon Roofing Supply, Inc.

GAF ELK™
"Leading The Industry... As One!"

CertainTeed
QUALITY MADE CERTAIN, satisfaction guaranteed.

The TREMCO Group

Henry.

13 Our Customers Distributors Shingle Manufacturers Industrial/Specialty

OWENS CORNING®

INNOVATIONS FOR LIVING™

Premium Roofing Shingles

Accessories

Processed Asphalt

14
Roofing and Asphalt – Our Products
•
Shingle coating
•
Commercial
roofing
•
Waterproofing
•
Industrial and
specialty applications
•
Hip & ridge shingles
•
Ventilation products
•
WeatherLock
®
underlayment
•
Starter strip shingles
•
Strips
•
Laminates
•
Heavyweight
laminates

15
Roofing and Asphalt – Our Facilities
• Approx 2,000 employees in 32 facilities
• Export sales to Canada, Latin America, Europe
• Asia Pacific – plants in China and Korea
Portland
Compton
Denver
Irving
Houston
Minneapolis
Kearny
Savannah
Jacksonville
Detroit
Ennis
Morehead
City
Oklahoma
City
Summit
Memphis
Medina
Toledo
Brookville
Granite
City
Roofing LEGEND: WHQ Asphalt
Atlanta
Mobile*
S&T
Granville
* Leased facility

Granule and Backdust Delivery
Mat accumulator
Cooling section
Fiberglas® mat
Shingle cutter
Bundle palletizer
Splice table
Asphalt Coater
Release tape
Bundle wrapper

16 Our Shingle Manufacturing Process

Deliveries of raw materials
Base Asphalt Storage tanks
Natural gas preheaters
Base Asphalt Storage tanks
Convertors/ Blowers
Natural gas incinerators/ condensor
Controlled emissions
Roofing sealants/ BURA
Asphalt tanks (Finished Goods)
Finished goods to our valued customers

17 Our Asphalt Manufacturing Process

18
Strategic Priorities
•
Growth through innovation
– Aesthetics, ease of application, performance
•
Margin enhancement
– Product mix
– Productivity
•
Return on invested capital
– Laminate shingles
– Accessories
A market-leading business

19
2001-2007
1977-2000
SureNail
®
Technology
WOODCREST
®
Oakridge
PRO
®
Series
WeatherLock
®
Granular
Duration
™
WOODMOOR
®
Double
Shadow Line
Prominence
®
ACC  Asphalt BERKSHIRE
®
COLLECTION
VentSure
®
Algae Resistant
Shingles
WeatherLock
®
G Squared
WeatherGuard
®
Low fuming
PermaMop
®
Poly Wrapper
Slantback Vent TruMelt
®
WeatherLock
®
Line Extension
Shadow Series
Skyview
®
TruBond
®
High Ridge
Hip & Ridge
Oakridge
®
DPMS modified
Shingle Adhesives
Barged
PMA Paving
Supreme
®
30 Fungus Resistant
Shingles
Tri-Built Granular SEBS Modified
BURA
TruLo
®
Low fuming; BURA
Next Generation
Shingle Sealant
Starter
Shingle Roll
TruPave
®
Roadbond
®
Convert Industry
To Glass Shingle
Product Innovations
Bringing value to our customers

Wide nailing target
Extra adhesive
Increased wind resistance

20
Duration
™
Series Shingles
with SureNail
®
Technology
•
Value for homeowners
– Choice of bold, vibrant colors
– Lays flat right from the start
– Up to 130 mph wind resistance &
limited lifetime warranty
• Value for re-roof contractors
– Up to 15% * improved job closing
rate
– Up to 30% faster to install
– Fewer post-install callbacks*
• Value for roofing
distributors/retailer
– Premium sales versus traditional
laminates
– Strong demand from re-roof
contractors
* Source: Feedback from Owens
Corning preferred contractors
Beauty, Performance
and Profits for All

OWENS CORNING®

INNOVATIONS FOR LIVING™

EXTERIOR FX®

21 Connecting the Homeowner and the Contractor • Software allows Owens Corning Preferred Contractors to show customers how their home will look after installation

22 Our Financials Financial performance ($MM) Sales EBIT Margin 500 1,000 1,500 2,000 2003 2004 2005 2006 LTM - 3/31/07 0% 2% 4% 6% 8% 10% Sales and EBIT performance expected to improve through 2007

23
Near-Term Market Outlook
• 2007 Total demand projected down:
– Lower storm-related demand compared to
record first-half 2006
– Softness in new residential construction
– First quarter inventory correction in the
channel
• Demand for aesthetics and higher
performance will continue
• Asphalt inflation expected to moderate
following seasonal summer peak
Market expected to improve year over year
in second half

Questions & Discussion THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved. The color PINK is a registered trademark of Owens Corning. ©2007 Owens Corning

Owens Corning Investor Day Manufactured Stone Veneer Chuck Stein President, Cultured Stone®

2
Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date May 16, 2007, hereof and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our most recent
Form10-K and on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

OWENS CORNING®

INNOVATIONS FOR LIVING™

CULTURED STONE®

The Preferred Name In Stone™

MODULO®

Créateur de Style

MODULO

MODULO

ParMur

L'Accès au Rêve

3 We Focus On: • Growing demand – U.S. and globally • Increasing margins • Product and system innovation

OWENS CORNING®
INNOVATIONS FOR LIVING™

#1 brand leader
Cultured Stone®
manufactured stone
The Preferred Name In Stone™

2006
Remodeling
READER'S CHOICE
hanley wood

Professional Builder
OWENS CORNING/CULTURED STONE
BEST IN CLASS
2005
MANUFACTURED STONE

4
Cultured Stone
®
Industry Leadership & Profitable Growth
•
Ranked #1 by independent industry surveys
by a factor of 3:1
•
Broadest choice of high-quality products
•
Continuous double-digit, top-line growth
•
Global expansion sustains revenue and
profit growth
•
Offering outstanding customer service with
global market coverage
Global market share and brand leader

5
Manufactured Stone Veneer (MSV) Process
• Select stone for
“master copies”
• Create molds of
master set
• Design coloring
of materials to
replicate look of
natural stone
Copy
Natural Stone
Manufactured
Stone
Packaging &
Distribution
Installation
• Applied with
mortar over
lathe and
weather barrier
or other
prepared
surfaces
• Raw materials
– Cement
– Aggregate
– Fly ash
– Sand
– Color / Paints
• Poured into
molds and
allowed to cure
• Professional
channel through
1 and 2 step
distribution
• Do-It-Yourself
and small
contractors
through Big Box
retail

6 Lifestyles

7
MSV – Market Dynamics
•
Demand
– Industry predominantly based in North America and
beginning to expand in Europe
– Historic annual market growth 10-20%
– Overall market size approaching $1 billion
– Continued high-growth potential from increasing share of
wall cladding (< 4%)
•
Supply
– High growth entices new entrants in manufacturing and
distribution
– With market-leading quality, Cultured Stone
®
is one of only
5% of manufacturers that has ICC Evaluation Service
approval of AC-51 compliance
– Masonry Veneer Manufacturers Association created in
2006 to drive manufacturing and installation standards

8
MSV Category Growth
Taking Share of Exterior Wall Covering
We Create and Grow Markets
•
Cultured Stone
®
has led MSV’s
growth in share of exterior wall
cladding products to more than
10% CAGR, and there is still
ample room for growth
Our Customers Prosper
•
In a recent independent study
(2)
homeowners said they were
50% more likely to consider
purchasing a home with an
external application of Cultured
Stone
®
than without
Stucco
Vinyl
Brick
Fiber Cement
Manufactured Stone
Natural Stone
Other Materials
(1) 2005 NAHB estimates
1998
18.4%
30.5%
19.0%
6.8%
1.6%
1.2%
22.5%
2005
23.2%
22.1%
19.5%
16.6%
3.2%
2.9%
12.4%
CAGR
3.4%
(4.5)%
0.3%
13.6%
10.2%
14.3%
(8.1)%
(2) Study conducted by the Gilmore Research Group
“The stone you use says something
about the designs you create
I choose the stone that says
something memorable”
(1)

North America
Toledo, OH
Napa, CA - concrete
Navarre, OH - concrete
Chester, SC - concrete
Malad City, ID - concrete
Europe
Bray sur Seine, France - plaster
Forbach, France - concrete
Turda, Romania - plaster
Czech Republic - concrete
Asia
Beijing, China - concrete
World Headquarters
Outsourced Manufacturing
Owned Production Facilities

9 Cultured Stone ® An Emerging Global Business

10
Supply Chain
•
Ability to produce all products at all
facilities enables flexibility with demand
•
Hardware and software enhancements
enable information access to maintain
best in market service levels
•
Global capacity enables speed to all
markets and sourcing leverage
•
Logistics optimization and
management through the Owens
Corning network

OWENS CORNING
INNOVATIONS FOR LIVING™

BRICOMARCHÉ
Les Mousquetaires

BORAL

MENARDS

castorama

HEARTH & HOME technologies

PACIFIC COAST SUPPLY, LLC

THE HOME DEPOT

LOWE'S
Let's Build Something Together

11
Customer Engagement
•
A national network of loyal, independent
distribution with average tenure > 15 years
•
Global coverage with representation in
more than 25 countries
•
80%+ of distributors are exclusive sellers
of Cultured Stone
®
branded products
•
Introduction of Owens Corning products
into U.S. retail (The Home Depot, Menards)
improves remodeling market access

OWENS CORNING®

INNOVATIONS FOR LIVING™

MODULO

MODULO

Montcello® Trims

12
Future Growth
•
Global expansion
– Global growth rates continue to
exceed those in the U.S.
– China expansion
•
Market development
– From materials to lifestyle solutions
– Architectural representation
•
Product offering
– Colors and textures
– Accessories

13 Strategic Intent • A growth business • An outstanding product • A preferred brand • On an improved cost platform • Operating an efficient supply chain • To an engaged customer base

Questions & Discussion THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved. The color PINK is a registered trademark of Owens Corning. ©2007 Owens Corning

Owens Corning Investor Day Innovation & Sustainability Frank O’Brien-Bernini Vice President, Chief Research & Development and Sustainability Officer

2
Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date May 16, 2007, hereof and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our most recent
Form10-K and on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

3
Innovation at Owens Corning
•
Market-leading products and waste-free processes
– 24% of sales from products launched in the last four years
• Margin sweetening… plus five points
• Sales growth…one-half from new products
• Aspiration…30% sales from new products
– Sustainability driving profitability…EBIT
•
Efficient innovator…from a 1% investment
Ranked #2 in innovation for our industry by
FORTUNE’s “America's Most Admired Companies 2007”
Turning knowledge into value for our customers
and Owens Corning

4
Sustainability at Owens Corning
Amplifying our net-positive impact…
•
Products
– Creating demand for energy efficiency and
renewables solutions
•
Processes
– Profitably reducing our environmental footprint
•
People
– Driving to zero injuries
– Increasing employee engagement
– Contributing to our communities
Delivering Solutions… Transforming Markets…
Enhancing Lives

5
S&T Center Granville, OH
Tallmadge, OH
Battice, Belgium
Apeldoorn, The Netherlands
Summit, IL
Novi, MI
Rio Claro, Brazil
Mexico City, Mexico
Shanghai, China
Science & Technology:
Global Innovation
Ibaraki, Japan
Global capabilities…local product innovation

6 External Today Tomorrow Internal 0 20 40 60 80 100 GHG PM VOC Water Waste to Landfill NOx 2002 Base Year 2006 2012 Goal Energy

7
Residential Energy Efficiency:
Innovation Opportunity
Code to U. S. Energy Policy Act
2005 to Net Zero
Practical energy retrofit
New Home
(1)
Existing Home
(1)
Windows
Walls
Attic
Foundation Infiltration
Lighting
Gains
Solar
Gains
0
20
40
60
80
100
0
20
40
60
80
100
Windows
Solar
Gains
Walls
Attic
Foundation Infiltration
Lighting
Gains
(1) Owens Corning engineering estimates

OWENS CORNING®

INNOVATIONS FOR LIVING™

AttiCat
AttiCat
EXPANDING BLOWN-IN
18X
AttiCat
EXPANDING BLOWN-IN
18X
65 R30
75 R25
106 R19

8
Demand Creation in Energy Efficiency:
AttiCat ™ PINK Fiberglas ™ Insulation
Attributes of AttiCat
™
System
• Light-weight machine fits in an SUV
• Insulation is super-compact (18x)
• Most convenient
do-it-yourself installation
• Half-day project

OWENS CORNING®
INNOVATIONS FOR LIVING™

1½"
ng SureNail

SureNail®
Technology

9
Aesthetic and Application Leadership: Duration
™
Shingles with SureNail
®
Technology
Attributes of SureNail
®
• Aesthetic colors and textures
• 10-20% faster installation
• Superior wind performance
• Fewer call backs
SureNail
®
wider nailing area
Extra adhesive
power
Supersealing action

10 Products for Sustainable Returns: HiPer-tex ™ Reinforcements Attributes of HiPer-tex ™ Cost High Low High HiPer-tex™ Advantex® Fiber Steel Aluminum Carbon Fiber Low Breakthrough WindStrand™

11
Achieving significant footprint reductions,
while setting more aggressive goals
Intensity Reduction Goals
2012
GHG 30%
PM 20%
VOC 25%
Water 15%
Landfill 35%
NOx 25%
Energy 25%
Sustainability: Profitably Reducing
Our Environmental Footprint
0
10
20
30
40
50
60
70
80
90
100
GHG
PM
VOC
Water Waste to Landfill
NOx
Energy
2002 Base Year
2006
2012 Goal

12
Owens Corning is Among the World’s
Largest Consumers of Recycled Glass
Profitable source reduction
• Energy, GHG, NOx reduction
• Manufacturing cost reduction
• Capacity increase
• Longer asset life
2002 2003 2004 2005 2006
Recycled glass use

13
Smart Melting Technology
Profitable source reduction
• Energy, GHG, PM, NOx reduction
• Manufacturing cost reduction
• Capacity increase
• Longer asset life
GHG
PM
VOC
Water Waste to Landfill
NOx
Energy

14
VOC
Water
Waste to Landfill
NOx
External
Today Tomorrow
Internal
Innovation Space:
•
Energy and CO
2
reduction in
new and existing buildings
•
Renewables… wind, solar, bio
•
Light-weight vehicles
•
Aesthetics
•
Application ease / speed
•
China, India, Latin America
building systems
•
Cradle-to-Cradle… recycling

15
Innovation and Sustainability Outlook
•
Commercialize market-leading products
– 30% sales from new products with sweet margins
– Amplify our net-positive impact
•
Drive down unit cost and environmental footprint
– Source reduction
– Eco-efficient product design
•
Safety / engagement / community
Delivering Solutions… Transforming Markets…
Enhancing Lives
Turning knowledge into value for our
customers and Owens Corning

Questions & Discussion THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn- Mayer Studios Inc. All Rights Reserved. The color PINK is a registered trademark of Owens Corning. ©2007 Owens Corning

Owens Corning Investor Day Financial Strategy Mike Thaman Chairman of the Board and CFO

2
Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date May 16, 2007, hereof and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in our most recent
Form10-K and on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

3
2006 At A Glance
• Record sales of $6.5 billion, up 2.2% over 2005
• Adjusted EBIT of $569 million, up 4.6% compared
with $544 million in 2005
• Gross margin as a percent of sales, excluding
Fresh-Start Accounting and other restructuring
charges, 17.5% compared with 18.3% in 2005
• SG&A 8.3%, compared with 8.9% in 2005

4
Reconciliation of 2006 Adjusted to
Reported EBIT ($MM)
2006 Earnings Before Interest & Taxes (EBIT)             $433
Adjustments to remove items impacting comparability
Provision for Asbestos Litigation
($13)
C-11 Related Reorganization Items
$55
Other Items
1
$94
Total Adjustments $136
2006 Adjusted EBIT $569
2006 Depreciation and Amortiation
2
$278
1
Includes the impact of inventory write-up of  $44MM; write-off of in-process R&D of $21MM;
restructuring activities of  $55MM; gain on sale of  metals of ($45MM); and other of  $19MM
2
Includes $21MM write-off of in-process R&D

Sales ($MM)
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

5 Owens Corning Annual Sales 1987 - 2006 0 1000 2000 3000 4000 5000 6000 7000 Year

6 Cash Flow Impact From Working Capital Five-Year Average -200 -150 -100 -50 0 50 100 150 200 250 Q1 Q2 Q3 Q4 -159 -40 -1 192

7
Q1 2007 At A Glance
•
Sales of $1.324 billion, compared with $1.601 billion
in Q1 2006, down 17%
•
EBIT of $33 million, compared with $115 million
in Q1 2006, down 71%
•
Adjusted EBIT of $61 million, compared with $114 million
in Q1 2006, down 46%
•
Gross margin as a percent of sales 14.6%, compared with
16.8% in Q1 2006, down 2.2 percentage points
•
Diluted Earnings Per Share 1 cent, 2006 N/M
•
Adjusted Diluted Earnings Per Share 14 cents, 2006 N/M

8
Reconciliation of Q1 2007 Adjusted to
Reported EBIT ($MM)
Q1 2007 EBIT $33
Adjustments to remove items impacting comparability
Chapter 11 related reorganization items
$3
Restructuring credits and other credits
($2)
Employee emergence equity program
$8
OCV Reinforcements joint venture transaction costs
$11
Losses resulting from exiting HOMExperts service line
$8
Total Adjustments $28
Q1 2007 EBIT $61
Q1 2007 Depreciation and Amortization $77

9
Balance Sheet Snapshot and
Credit Statistics
35% 36% Debt/Total Capitalization
2.30 2.54 Debt/ Adjusted LTM EBITDA
1,058 848 Total Liquidity
(2)
5,632 5,775 Total Capitalization
3,686 3,712 Shareholder Equity
1,946 2,063 Total Debt
$        282 $         93 Cash
December 31,
2006
(1)
March 31,
2007
(MM)
Owens Corning
(1)
December 2006 balance sheet adjusted for January distribution to 524(g) Trust
(2)
Unused portion of the $1 billion revolving credit facility and cash on hand

$ MM
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
2037

10 Debt Maturity Schedule 0 100 200 300 400 500 600 700 800 $110 MM Revolver Debt $600MM Term Loan $650MM 10yr Bonds $550MM 30yr Bonds Other Debt

11
Current Macro Economic Conditions
•
Unemployment stable
•
Interest rates stable
•
30-year mortgage rates stable
•
Concern over sub-prime market and implications
•
U.S. housing starts at lower levels following steep decline, down 31% compared with Q1 2006 levels of 2.12
•
New and existing home inventories high
•
NAHB housing start forecast: 2007 1.45 and 1.52 in 2008

12
Strategic Actions Taken
•
Proposed Owens Corning, Vetrotex global joint venture
•
Q4 2006 restructurings and subsequent announcements
– Exited HOMExperts® service line
– Restructured Siding Solutions business
– Roofing and Asphalt facilities closure and sale
– Strategic review of Siding Solutions / Norandex Reynolds
– Strategic review of Composite Solutions’ Fabwel organization
•
Share buy back of up to 5% authorized by Board of Directors

Housing Starts
(Not Seasonally Adjusted, Million)
4th Quarter 2006
1st Quarter 2007
2nd Quarter 2007
3rd Quarter 2007
Housing Starts
(Seasonally Adjusted, Million)

13
0.20
0.25
0.30
0.35
0.40
0.45
1Q 2Q 3Q 4Q
0.65
1.45
Not Seasonally Adjusted
Not Seasonally Adjusted-1Q Lag
Seasonally Adjusted
Estimated 2007 Housing Starts: Seasonally
and Not Seasonally Adjusted
1.45

14
Guidance for 2007
•
Reaffirmed earlier guidance of 2007 adjusted EBIT to exceed
$415 million, based on 1.45 million housing starts
•
Estimated effective tax rate 36.5%
•
Estimated cash tax rate (due to the NOL) 10-15%
•
Depreciation and amortization approximately $300 million

15
Segment Guidance for 2007
•
Insulating Systems business
– Expect an upturn in the second half of 2007 due to construction seasonality
– Working to boost demand and leverage the sale of products not as sensitive to starts
– Will continue to manage capacity utilization based on demand for our products
•
Composite Solutions business
– Expect continued business improvement given strength of global GDP
– Proposed JV: Great strategic opportunity
•
Roofing and Asphalt business
– Sales and EBIT performance expected to show improvement through 2007
– Continued gains during current quarter
– Results in the second half of 2007 expected to show measurable improvement
•
Other Building Materials & Services
– Strategic Review of Siding Solutions Business
– Strategic actions expected to result in significant performance improvement
– Continued growth expected in manufactured stone veneer

16
Financial Strategies
•
Financial performance and discipline
– Strong operational Cash Flow to foster growth and innovation
– Continued focus on Return on Net Assets in excess of
Cost of Capital
•
Balanced use of Free Cash Flow
– Maintain strong balance sheet and sustain investment-grade credit profile
– Invest maintenance capital – estimated at 80% of depreciation
– Invest remainder of depreciation to improve and grow operations
– Focused and disciplined organic growth and acquisitions
– Support shareholder returns

17
Housing Starts: A Long-Term View
•
NAHB Economic and Housing Forecast (2006)
– Demographic trends and utilization of existing housing stock are likely to lead to production levels over the next decade that exceed the average during the last
•
Harvard University Joint Center for Housing Studies (2006)
– Record levels of new construction and remodeling spending will be achieved during the next decade
– Growth supports housing starts at average 1.80-1.85 million, net of manufactured housing

18 Managing Transition for Success • Chief Financial Officer • Chief Executive Officer

Questions & Discussion THE PINK PANTHER™ & © 1964-2007 Metro-Goldwyn-Mayer Studios Inc. All Rights Reserved. The color PINK is a registered trademark of Owens Corning. ©2007 Owens Corning